                                                                   Exhibit 24(a)


                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                                   "MGA II"


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

  That I, Marc P. Weill of New York, New York, director of The Travelers Life and Annuity Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

  IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1995.



                                       /s/Marc P. Weill
                                       Director
                                       The Travelers Life and Annuity Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                                   "MGA II"


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     That I, Christine B. Mead of Avon, Connecticut, Vice President and Controller of The Travelers Life and Annuity Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 1995.



                                       /s/Christine B. Mead
                                       Vice President and Controller
                                       The Travelers Life and Annuity Company